Exhibit A-40

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS FILED FROM AND INCLUDING THE RESTATED CERTIFICATE OR A MERGER WITH A RESTATED CERTIFICATE ATTACHED OF “SHOPWELL, INC.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

RESTATED CERTIFICATE, FILED THE SIXTH DAY OF JUNE, A.D. 1977, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE FIFTEENTH DAY OF MAY, A.D. 1978, AT 9 O’CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SIXTH DAY OF MAY, A.D. 1978, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE THIRTEENTH DAY OF SEPTEMBER, A.D. 1983, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE TENTH DAY OF AUGUST, A.D. 1984, AT 9 O’CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SIXTH DAY OF APRIL, A.D. 1985, AT 9 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE THIRTIETH DAY OF

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State AUTHENTICATION: 8418786
0452728 8100X
101175410	DATE: 12-10-10

You may verify this certificate online

at corp.delaware.gov/authver.shtml

Delaware	PAGE 2
The First State

APRIL, A.D. 1985.

CERTIFICATE OF OWNERSHIP, FILED THE FIRST DAY OF AUGUST, A.D. 1986, AT 10 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE SECOND DAY OF AUGUST, A.D. 1986.

CERTIFICATE OF CORRECTION, FILED THE ELEVENTH DAY OF JUNE, A.D. 1987, AT 10 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE FIFTH DAY OF JANUARY, A.D. 1999, AT 9 O’CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE NINTH DAY OF JANUARY, A.D. 2003, AT 9 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE FOURTH DAY OF AUGUST, A.D. 2003, AT 1:02 O’CLOCK P.M.

CERTIFICATE OF CORRECTION, FILED THE ELEVENTH DAY OF SEPTEMBER, A.D. 2003, AT 12:40 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-THIRD DAY OF OCTOBER, A.D. 2003, AT 11:15 O’CLOCK A.M.

/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State AUTHENTICATION: 8418786
0452728 8100X
101175410	DATE: 12-10-10

You may verify this certificate online

at corp.delaware.gov/authver.shtml

CERTIFICATE OF CORRECTION

FILED TO CORRECT A

CERTAIN ERROR IN THE CERTIFICATE OF

OWNERSHIP AND MERGER MERGING

S ACQUISITION CORPORATION INTO

SHOPWELL, INC.

S Acquisition Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1. The name of the corporation is S Acquisition Corporation.

2. That a Certificate of Ownership and Merger was filed by the Secretary of State of Delaware on August 1, 1986 and that said certificate requires correction as permitted by subsection (F) of section 103 of The General Corporation Law of the State of Delaware.

3. The inaccuracy or defect of said certificate is included in EXHIBIT B to the certificate as follows:

EXHIBIT B

TO

CERTIFICATE OF OWNERSHIP AND MERGER MERGING

S ACQUISITION CORPORATION INTO

THE ARO CORPORATION

* * *

. . . WHEREAS, The Great Atlantic & Pacific Tea Company, a Maryland corporation (“A&P”), a New York Corporation, . . . ;

and should be corrected to read as follows:

EXHIBIT B

TO

CERTIFICATE OF OWNERSHIP AND MERGER MERGING

S ACQUISITION CORPORATION INTO

SHOPWELL, INC.

* * *

. . . WHEREAS, The Great Atlantic & Pacific Tea Company, a Maryland corporation (“A&P”), . . . .

IN WITNESS WHEREOF, said S Acquisition Corporation has caused this certificate to be signed by Mr. Louis Sherwood, its President, and attested by Mr. Robert G. Ulrich, its Secretary, this 9th day of June, 1987.

ATTEST:

Certificate of Correction to correct a certain error in the Certificate of Ownership and Merger of the “SHOPWELL, INC.”, filed in this office on August 1, 1986, as received and filed in this office the eleventh day of June, A.D. 1987, at 10 o’clock A.M.

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF SHOPWELL, INC.

Adopted in accordance with the provisions

of Section 242 of the General Corporation

Law of the State of Delaware

WE, MARTIN ROSENGARTEN, President, and LAURENCE R. BUXBAUM, Secretary of SHOPWELL, INC., a corporation existing under the laws of the State of Delaware, DO HEREBY CERTIFY under the seal of the said Corporation as follows:

FIRST, that Article FOURTH of the Certificate of Incorporation of the Corporation has been amended to read in its entirety as follows:

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is four million (4,000,000) and the par value thereof shall be fifty cents ($.50) per share.

SECOND, that such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of the Common Stock of the Corporation, which is the only class of stock of the Corporation issued and outstanding, at a duly held meeting of stockholders.

THIRD, that the capital of the Corporation will not be reduced under or by reason of the amendment.

IN WITNESS WHEREOF, we have signed this certificate and caused the corporate seal of said SHOPWELL, INC. to be hereunto affixed this 22nd day of August, 1983.

/s/ Martin Rosengarten
Martin Rosengarten President

ATTEST:

/s/ Laurence R. Buxbaum
Laurence R. Buxbaum Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

ONE STOP SHOP, INC.

(a New York corporation)

INTO

SHOPWELL, INC.

(Pursuant to Section 253 of the General Corporation

Law of Delaware)

Shopwell, Inc., a corporation incorporated on the 7th day of January, 1952, pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify that this corporation owns 100% of the capital stock of One Stop Shop, Inc., a corporation incorporated on the 6th day of December, 1978, pursuant to the provisions of the Business Corporation Law of the State of New York, and that this corporation, by a resolution of its Board of Directors duly adopted at a meeting held on the 24th day of January, 1985, determined to merge said One Stop Shop, Inc. into itself, which resolution is in the following words:

WHEREAS, this Corporation lawfully owns 100% of the outstanding stock, without par value, of One Stop Shop, Inc., a corporation organized and existing under the laws of New York; and

WHEREAS, this Corporation desires to merge into itself said One Stop Shop, Inc., and to be possessed of all the estate, property, rights, privileges and franchises of said corporation;

NOW, THEREFORE, IT IS

RESOLVED, that this Corporation merge into itself said One Stop Shop, Inc. and assume all of its liabilities and obligations; and it is further

RESOLVED, that the Corporation adopt a Plan of Merger in accordance with the Business Corporation Law of the State of New York in substantially the form submitted at this meeting; and it is further

RESOLVED, that the President or a Vice-President, and the Secretary or Assistant Secretary of this Corporation be and they hereby are directed to make and execute, under the corporate seal of this Corporation:

(i) a Certificate of Ownership and Merger setting forth a copy of the resolution to merge said One Stop Shop, Inc. and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed in the office of the Secretary of State of Delaware and a certified copy thereof to be recorded in the office of the Recorder of the county in which the Corporation’s registered office in the State of Delaware is located; and

(ii) a Certificate of Merger under the Business Corporation Law of the State of New York, and to cause the same to be filed with the Department of State of the State of New York; and it is further

RESOLVED, that the Merger shall become effective on April 30, 1985; and it is further

RESOLVED, that the officers of this Corporation be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the States of Delaware and New York, which may be in any way necessary or proper to effect said merger.

IN WITNESS WHEREOF, said Shopwell, Inc. has caused its corporate seal to be affixed and this certificate to be signed by Stuart Spivak its Vice-President, and attested by Laurence R. Buxbaum, its Secretary, this 11th day of April, 1985.

/s/ Stuart Spivak
Stuart Spivak Vice-President

[Corporate Seal]

Attest:

/s/ Laurence R. Buxbaum
Laurence R. Buxbaum, Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

SHOPWELL, INC.

Law Offices

Feldesman & D’Atri

122 East 42nd Street

New York, N.Y. 10017

———

697-3070

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

SHOPWELL, INC.

It is hereby certified that:

1.    The present name of the corporation (hereinafter called the “Corporation”) is SHOPWELL, INC.

2.    The name under which the Corporation was originally incorporated is Daitch Crystal Dairies, Inc., and the date of filing the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is January 7, 1952.

3.    The Certificate of Incorporation of the Corporation is hereby amended as follows:

(a)    The paragraphs numbered 1 and 2(c) of Article ELEVENTH of the Certificate of Incorporation of the Corporation are hereby deleted, and paragraphs 2, 3 and 4 thereof are hereby renumbered 1, 2, and 3, respectively.

(b)    The following articles, numbered FOURTEENTH through SIXTEENTH, are hereby added to the Certificate of Incorporation:

“FOURTEENTH:    The number of directors which shall constitute the whole Board of Directors of the Corporation shall be not less than eleven (11) nor more than thirteen (13), as may from time to time be fixed by the Board of Directors. The Board shall be divided into three classes, to be known as Class 1, Class 2 and Class 3 and which classes shall be as nearly equal as possible. The number of directors initially in Class 1 shall be three, in Class 2, four, and in Class 3, four. Each director shall serve for a term ending on the third annual meeting following the meeting at which such director was elected; provided, however, that the directors first elected to Class 1 shall serve for a term ending on the annual meeting next ensuing, the directors first elected to Class 2 shall serve for a term ending on the second annual meeting following the meeting at which such directors were first elected, and the directors first elected to Class 3 shall serve for a term ending on the third annual meeting following the meeting at which such directors were first elected. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed. There shall be no more than one annual meeting of stockholders in each twelve-month period, unless the Board of Directors otherwise authorizes.

For purposes of the preceding paragraph, directors “first elected” to each class shall be the directors elected at the annual meeting of stockholders of the Corporation held on May 4, 1978. At each annual election held thereafter, the directors chosen to succeed those whose terms then expire shall be identified as being of the same class as the directors they succeed.

The Board of Directors of the Corporation may elect a person to fill a vacancy on the Board of Directors. Such elected director shall serve for the unexpired portion of the term of the director he replaces or if such vacancy was created by an increase in the size of the Board of Directors, until the term expires of the directors in the same class as such director.

The affirmative vote of a majority of the total number of the Board of Directors shall be necessary to constitute an act of the Board.

No director of the Corporation shall be removed from his office as a director unless (a) the director to be removed has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation by a court of competent jurisdiction and such adjudication is no longer subject to direct appeal, and such removal is authorized by the holders of at least two-thirds of the outstanding shares entitled to vote or unless (b) the director to be removed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal.

FIFTEENTH: In the event that it is proposed that this Corporation enter into a merger or consolidation with any other corporation or that this Corporation sell substantially all of its assets or business to another corporation, the affirmative vote of the holders of not less than eighty percent (80%) of the total voting power of all outstanding shares of stock of this Corporation shall be required for the approval of any such proposal; provided, however, that the foregoing shall not apply to any such merger, consolidation or sale of assets or business if such transaction is approved by resolutions of the Board of Directors of this Corporation.

SIXTEENTH: The provisions set forth in Articles FOURTEENTH and FIFTEENTH above and in this Article SIXTEENTH may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of the holders of both (a) a majority of the total voting power of all outstanding shares of stock of this Corporation and (b) at least eighty percent (80%) of the shares of stock of this Corporation voting upon such repeal or amendment.”

4. This Amendment of the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Executed at New York, New York, on May 4, 1978.

Corporate Seal

/s/ Martin Rosengarten
MARTIN ROSENGARTEN, President

Attest:

/s/ Howard B. Weinreich
HOWARD B. WEINREICH, Secretary

2

STATE OF NEW YORK	SS.:
COUNTY OF NEW YORK

BE IT REMEMBERED that, on May 4, 1978, before me, a Notary Public duly authorized by law to take acknowledgment of deeds, personally came MARTIN ROSENGARTEN, President of SHOPWELL, INC., who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.

GIVEN under my hand on May 4, 1978.

/s/ Philip H. Horwitz
Notary Public

PHILIP H. HORWITZ NOTARY PUBLIC, State of New York No. 31-6972075 Qualified in New York County Commission Expires March 30, 1980

3

CERTIFICATE OF OWNERSHIP AND MERGER

OF

NEW JERSEY SHOPWELL FOODS, INC.

BY

SHOPWELL, INC.,

DATED: January    , 1978

CERTIFICATE OF OWNERSHIP AND MERGER

OF

NEW JERSEY SHOPWELL FOODS, INC.

BY

SHOPWELL, INC.

Pursuant to Section 253 of the General Corporation Law of the State of Delaware

Shopwell, Inc., a corporation formed under the laws of the State of Delaware, desiring to merge New Jersey Shopwell Foods Inc., pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

FIRST: That Shopwell, Inc., the surviving corporation is a corporation formed under the laws of the State of Delaware and its Certificate of Incorporation was filed in the office of the Secretary of State on the 7th day of January, 1952.

That New Jersey Shopwell Foods, Inc., is a corporation formed under the laws of the State of New Jersey, and its Certificate of Incorporation was filed in the office of the Secretary of State on the 22nd day of November, 1954.

SECOND: That the Board of Directors of Shopwell, Inc., by resolutions duly adopted on the ninth of January, 1978, determined to merge and to assume all of its obligations; said resolutions being as follows:

“WHEREAS, this corporation has acquired and now lawfully owns all of the stock of New Jersey Shopwell Foods, Inc., and desires to merge said corporation;

“NOW, THEREFORE, BE IT RESOLVED, that this corporation merge and it does hereby merge said New Jersey Shopwell Foods, Inc., and does hereby assume all of its obligations; and

“FURTHER RESOLVED, that the proper officers of this corporation be, and they hereby are, authorised and directed to make and execute, in its name and under its corporate seal, and to file in the proper public offices, a certificate of such ownership, setting forth a copy of these resolutions; and

“FURTHER RESOLVED, that the officers of this corporation be, and they hereby are, authorised and directed to take such further action as in their judgment may be necessary or proper to consummate the merger provided for by these resolutions.

IN WITNESS WHEREOF, said Shopwell, Inc., has caused this Certificate to be executed by its officers thereunto duly authorised this 31 day of January, 1978.

SHOPWELL, INC.,

ATTEST:

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

SHOPWELL, INC.

It is hereby certified that:

1. The present name of the corporation (the “Corporation”) is SHOPWELL, INC.

2. The name under which the Corporation was originally incorporated is Daitch Crystal Dairies, Inc., and the date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is January 7, 1952.

3. The Certificate of Incorporation of the Corporation is hereby amended by changing Article FOURTH, so that, as amended, said paragraph shall be read as follows:

“FOURTH:

(1) The total number of shares of all classes of stock which the Corporation has authority to issue is 4,250,000 shares, 4,000,000 shares of which shall be Common Stock, par value of $.50 per share, and 250,000 shares of which shall be Preferred Stock, the par value of which shall be one dollar per share.

(2) The Preferred Stock may be issued from time to time in series as may from time to time be determined by resolution or resolutions of the Board of Directors of this Corporation, and the Board of Directors is hereby expressly vested with authority to provide by resolution or resolutions for the issue of the Preferred Stock in series with variations between series and to fix and set forth in such resolutions the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of each such series. Shares of any series of Preferred Stock shall have voting rights only if and to the extent fixed and set forth in the resolution or resolutions providing for the issue of such series. Such resolution or resolutions may provide that any series of Preferred Stock shall have no voting rights.

(3) All such shares, options to purchase any of such shares and securities convertible into or exchangeable for any of such shares, may be issued from time to time and for such consideration and upon such terms and conditions and in such manner as the Board of Directors in its sole discretion may from time to time determine.

(4) No holder of any of the shares of the stock or options, warrants or other rights to purchase stock, or of other securities of the Corporation, shall be entitled as of right to purchase or subscribe for any unissued stock of any class or any additional shares of any class to be issued by reason of any increase of the authorized capital stock of the Corporation of any class, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for the stock of the Corporation of any class, or carrying any right to purchase stock of any class, but any such unissued stock, additional authorized issue of any stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.”

4. This Amendment of the Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed and attested to on August 8, 1984.

/s/ Jay M. Rosengarten
Jay M. Rosengarten
Chairman of the Board

Attest:

/s/ Laurence R. Buxbaum
Laurence R. Buxbaum, Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

S ACQUISITION CORPORATION

INTO

SHOPWELL, INC.

(Pursuant to Section 253 of the

General Corporation Law of Delaware)

S Acquisition Corporation, a Delaware corporation (the “Company”), does hereby certify:

FIRST: That the Company is incorporated pursuant to the General Corporation Law of the State of Delaware.

SECOND: That the Company owns more than ninety percent of the outstanding shares of each class of the capital stock of Shopwell, Inc., a Delaware corporation (“Shopwell”).

THIRD: That the name of the corporation surviving the merger is Shopwell, Inc. (the “Surviving Corporation”).

FOURTH: That the Company, by the resolutions of its Board of Directors duly adopted by written consent in lieu of a meeting, dated August 1, 1986, determined (i) to merge the Company into Shopwell upon the terms and subject to the conditions set forth in such resolutions and (ii) that the Certificate of

Incorporation of the Surviving Corporation be amended as set forth in Exhibit A. A true copy of said resolutions is attached hereto as Exhibit B. Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.

FIFTH: That the proposed merger was approved by a majority of the outstanding stock of the Company by written consent in lieu of a meeting, dated August 1, 1986.

SIXTH: That the proposed merger shall be effective at midnight, August 2, 1986.

IN WITNESS WHEREOF, S Acquisition Corporation has caused its corporate seal to be affixed and this Certificate of Ownership and Merger to be executed in its corporate name by its President, this 1st day of August, 1986.

ATTEST:

EXHIBIT A

TO

CERTIFICATE OF OWNERSHIP AND MERGER MERGING

S ACQUISITION CORPORATION INTO

SHOPWELL, INC.

CERTIFICATE OF INCORPORATION

OF

SHOPWELL, INC.

*            *             *            *

1. Name. The name of the corporation is SHOPWELL, INC.

2. Address: Registered Agent. The address of its registered office in the State of Delaware is The United States Corporation Company, 306 South State Street, in the City of Dover, County of Kent. The name of its registered agent at such address is The United States Corporation Company.

3. Purposes. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. Shares. The total number of shares of stock which the corporation shall have authority to issue is One

Hundred (100) and the par value of each of such shares is One Cent ($.01), amounting in the aggregate to One Dollar ($1.00).

Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine.

5. Name and Address of Incorporator. The name and mailing address of the sole incorporator is as follows:

NAME	MAILING ADDRESS
Kenneth J. Berman	c/o Cahill Gordon & Reindel 80 Pine Street New York, New York 10005

6. Existence. The corporation is to have perpetual existence.

7. Adoption, Amendment and/or Repeal of By-Laws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the corporation; provided, however, that nothing contained in the by-laws as so made, altered or repealed shall be inconsistent with this Certificate of Incorporation as in force from time to time.

8. Directors; Election of Directors; Meetings; Corporate Books. The number of Directors of the corporation shall be six. Vacancies in the board of Directors shall be filled as provided in the by-laws.

Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the by-laws of the corporation.

9. Amendment and/or Repeal of Certificate. The corporation reserves the right to amend, alter or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

10. Compromises and Arrangements. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

EXHIBIT B

TO

CERTIFICATE OF OWNERSHIP AND MERGER MERGING

S ACQUISITION CORPORATION INTO

THE ARO CORPORATION

CERTIFIED RESOLUTIONS

OF

S ACQUISITION CORPORATION

(the “Company”)

WHEREAS, the Company, a Delaware corporation, owns more than ninety percent of the oustanding shares of each class of stock of Shopwell, Inc., a Delaware corporation (“Shopwell”); and

WHEREAS, The Great Atlantic & Pacific Tea Company, a Maryland corporation (“A&P”), a New York corporation, as sole stockholder of the Company, desires to effect a merger of the Company into Shopwell pursuant to the provisions of the General Corporation Law of the State of Delaware;

NOW, THEREFORE, BE IT

RESOLVED, that the Company be merged with and into Shopwell, with Shopwell as the surviving corporation in the merger, all in accordance with the following Plan of Merger (the “Merger”):

1. The Merger. Upon the terms and subject to the conditions set forth herein, on the Effective Date (as defined in paragraph 8 hereof), the Company shall be merged with and into Shopwell, which shall be the surviving corporation (Shopwell, in such capacity being hereinafter sometimes called the “Surviving Corporation”). From and after the Effective Date, the status, rights and liabilities of, and the effect of the Merger on, each of Shopwell and the Company (collectively, the “Constituent Corporations”) in the Merger and the Surviving Corporation shall be as provided in Section 259 of the General Corporation Law of the State of Delaware (the “GCL”). At any time, and from time to time after the Effective Date, the last acting officers of the Company, or the corresponding officers of the Surviving Corporation, may. In the name of the Company, execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, or confirm in the Surviving Corporation, title to and possession of all of the Constituent Corporations’ property, rights, privileges, powers, franchises, immuntities and interests and otherwise to carry out the purposes of these resolutions and the Merger.

2. Certificate of Incorporation and By-Laws. The Certificate of incorporation of the Surviving Corporation shall be amended as set forth in Exhibit A to the Certificate of Ownership and Merger (as defined in paragraph 8 hereof). The By-Laws of the Company, as in effect immediately prior to the Effective Date, shall continue to be the By-Laws of the Surviving Corporation.

3. Officers and Board of Directors. The directors of Shopwell on the Effective Date shall become the initial directors of the Surviving Corporation until their respective successors are duly elected and qualified. The officers of Shopwell on the Effective Date shall continue as the officers of the Surviving Corporation, to serve in accordance with the By-laws thereof until their respective successors are duly elected and qualified.

4. Terms and Conditions of the Merger. As of the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof:

(a)    All Shares which are held by Shopwell as treasury shares, all authorized and unissued Shares and any Shares owned by the Company, A&P or any other direct or indirect subsidiary of A&P, shall be cancelled.

(b) Each other outstanding Share shall be converted into the right to receive $31.00 net in cash (the “Merger Price”).

(c) Each issued and outstanding share of capital stock of the Company shall be converted into one validly issued, fully paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation (the “Surviving Corporation Common Stock”). Promptly after the Effective Date, the Surviving Corporation shall issue to A&P a stock certificate representing 100 shares of Surviving Corporation Common Stock in exchange for the certificate(s) which formerly represented shares of Common Stock, which shall be cancelled.

5. Payment for Shares. The Company shall authorize one or more persons to act as paying agent in connection with the Merger (the “Paying Agent”). Upon or as soon as practicable after the Effective Date, the Company shall make available and each holder of Shares shall be entitled to receive, upon surrender to the Paying Agent of the certificate or certificates, which immediately prior to the Effective Date represented outstanding Shares, for cancellation, the aggregate amount of cash into which those Shares shall have been converted in the Merger. Until so surrendered, each certificate, which immediately prior to the Effective Date represented outstanding Shares, shall be deemed for all corporate purposes to evidence only the right to receive, upon surrender, the aggregate amount of cash into which the Shares represented thereby shall have been converted. No interest shall accrue or be paid on the cash payable upon the surrender of the certificate or certificates.

6. Closing of the Company’s Transfer Books. Upon the Effective Date, the stock transfer books of Shopwell shall be closed and no transfer of Shares (other than shares of common stock, par value $.01 per share, into which the capital stock of the Company is to be converted pursuant to the Merger) shall thereafter be made.

7. Rights and Duties of Shopwell as the Surviving Corporation. At the Effective Date, for all purposes the separate existence of the Company shall cease, and the Company shall be merged with and into Shopwell which, as the Surviving Corporation, shall thereupon and thereafter possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations so merged; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to any of the Constituent Corporations on whatever account, as well as for stock subscriptions as all other things in action of belonging to each of such Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in any of such Constituent Corporations, shall not revert or be in any way impaired by reason of the General Corporation Law of the State of Delaware; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. If at any time the Surviving Corporation shall consider or be advised that any further assignment or assurances in law or any things are necessary or desirable to vest in the Surviving

Corporation, according to the terms hereof, the title of any property or rights of the Company, the last acting officers and directors of the Company or the corresponding officers and directors of the Surviving Corporation, as the case may be, shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Plan of Merger.

8. Effective Date; Dissenting Shares. As used in this Plan of Merger, the term “Effective Date” shall mean the date and time at which an executed Certificate of Ownership and Merger setting forth a copy of these resolutions (the “Certificate of Ownership and Merger”) is filed with the Secretary of State of the State of Delaware pursuant to Sections 253 and 103 of the General Corporation Law of the State of Delaware or if later, midnight, August 2, 1986, or such other date and time as is specified in such executed Certificate of Ownership and Merger. As used in this Plan of Merger, the term “Dissenting Shares” shall mean those shares which are issued and outstanding immediately prior to the Effective Date and which are held by stockholders who have perfected their appraisal rights in the manner provided by Section 262 of the General Corporation Law of the State of Delaware; and further

RESOLVED, that the Chairman of the Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and directed to make, execute and acknowledge a Certificate of Ownership and Merger setting forth a copy of these resolutions to merge the Company with and into Shopwell and to assume said subsidiary’s liabilities and obligations at the Effective Date and to file said certificate in the Office of the Secretary of State of the State of Delaware and a certified copy thereof in the office of the Recorder of Deeds of New Castle County.

*    *    *    *    *

The undersigned, Robert G. Ulrich, Secretary of S Acquisition Corporation, a Delaware corporation, does hereby certify that the foregoing resolutions were duly adopted by the Board of Directors of said corporation by written consent in lieu of meeting, dated August 1, 1986, and that as of the date hereof such resolutions have not been amended or repealed and remain in full force and effect.

Witness my hand the seal of the corporation, this 31st day of July, 1986.

/s/ Robert G. Ulrich Robert G. Ulrich, Secretary

[Corporate Seal]

RESTATED CERTIFICATE OF INCORPORATION

OF

SHOPWELL, INC.

FILED

JUN 6 1977

RESTATED CERTIFICATE OF INCORPORATION

OF

SHOPWELL, INC.

It is hereby certified that:

1. (a) The present name of the corporation (hereinafter called the “corporation”) is SHOPWELL, INC.

    (b) The name under which the corporation was originally incorporated is Daitch Crystal Dairies, Inc; and the date of filing the original certificate of incorporation of the corporation with the Secretary of State of the State of Delaware is January 7, 1952.

2. The provisions of the certificate of incorporation of the corporation as heretofore amended and/or supplemented, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Restated Certificate of Incorporation of Shopwell, Inc. without further amendment and without any discrepancy between the provisions of the certificate of incorporation as heretofore amended and supplemented and the provisions of the said single instrument hereinafter set forth.

3. The Board of Directors of the corporation has duly adopted this Restated Certificate of Incorporation pursuant to the provisions of § 245 of the General Corporation Law of the State of Delaware in the form set forth as follows:

RESTATED

CERTIFICATE OF INCORPORATION

OF

SHOPWELL, INC.

*            *             *            *

FIRST: The name of this corporation is SHOPWELL, INC.

SECOND: Its registered office in the State of Delaware is located at 306 South State Street, City of Dover, County of Kent. The name and address of its registered agent is the United States Corporation Company, 129 South State Street, Dover, Delaware.

THIRD: The nature of the business, or objects or purposes to be transacted, promoted or carried on are:

1. To acquire, produce, buy, sell, process, market, export, import and generally deal in and with, either as principal or agent, milk, butter, cheese and eggs; to preserve the same by refrigeration, condensation, evaporation, chemical or mechanical treatment or processes, or otherwise; to make, buy and sell everything that can be made, or derived from milk or eggs; to pasteurize, sterilize or otherwise treat milks, foods and beverages for the purpose of freeing them from substances and organisms injurious to the health; to certify and warrant the purity of its products; to acquire, maintain and operate dairy plants, creameries, warehouses, factories, plants, machinery and equipment for the aforesaid purposes and for making cans, bottles, boxes, cartons, crates and containers of all kinds; to establish, acquire, maintain, operate, sell or dispose of, markets, stores, stations, depots, gathering, and delivery routes, and systems, equipment, facilities and conveniences of all kinds for gathering, storing, packaging, working upon and handling its materials and supplies, and for advertising, marketing, distributing and delivering its products.

2. To manufacture, buy, sell and generally deal in milk powder and substitutes for milk. To acquire by purchase or otherwise, a farm or farms and to maintain and operate thereon in connection with general farming, a farm or farms at which milk may be produced.

3. To buy, store, sell, ship, import, export and generally deal in fruit, grain, hay, straw, nursery stock, plants, vegetables, roots, feeds, poultry, game, livestock and meats of all kinds; farm implements, machinery, supplies and products of all kinds; to evaporate, can and preserve fruits and vegetables and farm products; to manufacture fruit and vegetable juices; to buy, sell and generally deal in canned and evaporated fruits and vegetables, fruit and vegetable juices; and to raise and produce all kinds of farm and garden products and foods prepared therefrom.

4. To manufacture, buy, store, prepare, package, import and export, treat, cure, raise, sell and generally deal in and with tea, coffee, cocoa, chocolate, spices, meats, fruits, groceries, vegetables and beverages of all kinds; to produce, manufacture, compound, prepare, buy and sell, export and import and generally deal in and with groceries, provisions, condiments, salt, baking powders and all materials and supplies used in the culinary art; and to produce, manufacture, compound, prepare, buy and sell, export and import and generally deal in and with soaps, cosmetics, perfumes, powders and toilet articles, drugs and chemicals, and supplies of all kinds.

5. To manufacture, purchase or otherwise acquire, to hold, own, mortgage, pledge, sell, assign and transfer, or otherwise dispose of, to invest, trade, deal in and deal with, goods, wares and merchandise, and real and personal property of every class and description; and in particular lands, buildings, business concerns and undertakings, mortgages, shares, stocks, debentures, securities, concessions, produce, policies, book debts and claims, and any interest in real or personal property, and any claims against such property, or against any person or company, and to carry on any business, concern or undertaking so acquired.

6. To acquire by purchase, subscription or otherwise, and to own, hold, sell, negotiate, assign, deal in, exchange, transfer, mortgage, pledge or otherwise dispose of any shares of the capital stock, scrip or any voting trust certificates in respect of the shares of capital stock of, or any bonds, mortgages, securities or evidences of indebtedness issued or created by any other corporation, joint stock company or association, public or private, or of the Government of the United States of America, or of any foreign government, or of any state, territory, municipality or other political subdivision or of any governmental agency; and to issue in exchange therefor, in the manner permitted by law, shares of the capital stock, bonds or other obligations of the corporation; and while the holder or owner of any such shares of capital stock, scrip, voting trust certificates, bonds, mortgages or other securities or evidence of indebtedness to possess and exercise in respect thereof any and all rights, powers and privileges of ownership, including the right to vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

7. To adopt, apply for, obtain, register, purchase, lease, give and take assignments and licenses in respect of or otherwise acquire, and to maintain, protect, hold, own, use, enjoy, control, exercise, develop, operate, introduce, turn to account, grant licenses or other rights in respect of, sell, assign, lease, mortgage, pledge or otherwise dispose of in the United States or any state or territory thereof or the District of Columbia or any foreign country:

(i) any and all inventions, devises, formulae, processes and all improvements and modifications thereof;

(ii) any and all letters patent and/or applications therefor and all rights connected therewith or appertaining thereto;

(iii) any and all copyrights granted;

(iv) any and all licenses, privileges, processes, improvements, trademarks, tradenames, trade symbols and other indications of origin of ownership.

8. To acquire by purchase, exchange, lease or otherwise, and to construct, own, hold, develop, improve, operate, sell, assign, lease, transfer, convey, exchange, mortgage, pledge or otherwise dispose of or encumber real and personal property of any class and description, and any rights, interests or privileges therein, in any state, territory or dependency of the United States of America and in all foreign countries.

9. To institute, enter into, assist, promote, conduct, perform or participate in every kind of commercial, mercantile, manufacturing, trading, real estate, industrial or mining enterprise, business or work, contract, undertaking, venture or operation in the United States or in any foreign country, and for any such purpose to purchase or otherwise acquire, take over, hold, sell, liquidate or otherwise dispose of the real estate, plants, equipment, inventory, merchandise, materials and other assets, stock, goodwill, rights, franchises, patents, and applications therefor, trademarks and tradenames, and other properties of domestic or foreign corporations, firms, associations, syndicates, entities, individuals and others; to continue, alter, extend and develop their business, assume their liabilities, guarantee or become surety for the performance of their obligations, reorganize their capital and participate in any way in their affairs; to take over as a going concern and continue any business so acquired, and to pay for any such business or properties in cash, stock, bonds, debentures or obligations of the corporation or otherwise.

10. To the extent permitted by law, to promote, finance, underwrite, aid and assist, financially or otherwise, any corporation, joint stock company or association, or any firm, entity, individual or syndicate, or any shares of stock or voting trust certificates for shares of stock in which, or any bonds, mortgages, debentures, notes, commercial paper, choses in action, evidences of indebtedness, certificates of interest, contracts and/or other obligations of which or of whom are held by or for this corporation, directly or indirectly, or in the business, financing or welfare of which or of whom this corporation shall have any interest.

11. To borrow money, to issue bonds, debentures, notes or other obligations secured or unsecured of this corporation; to secure the same by mortgage or mortgages or deed or deeds of trust or pledge or other lien upon any or all of the property, rights, privileges and franchises of this corporation wheresoever situate, acquired or to be acquired; to confer upon the holders of any debentures, bonds, notes or other obligations of this corporation, secured or unsecured, the right to vote in respect to the corporate affairs and management of the corporation to the same extent and in the same manner as stockholders of the corporation are entitled to vote and to confer upon such holders the right to convert the same into any class of stock of this corporation now or hereafter to be issued, in each case upon such terms as shall be fixed by the Board of Directors subject to the provisions of the General Corporation Law and of this Certificate as the same may be amended from time to time; to sell, to pledge and otherwise to acquire notes, bonds, debentures or shares of capital stock issued by the corporation and/or any other securities and to hold, to sell, to assign, transfer and to reissue any or all of such shares or other securities; to loan money, secured by mortgages or pledges on personal property or real estate or otherwise, or without security, to the extent permitted by law.

12. To draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments to the extent permitted by law, and to redeem any debt or other obligation before the same shall fall due on any terms and on any advance or premium.

13. To guarantee the payment of dividends upon any capital stock, and by endorsement or otherwise to guarantee the payment of the principal or interest or both on any bonds, debentures, notes, scrip or other obligations or evidences of indebtedness, or the performance of any contracts or obligations, of any other corporation or association, domestic or foreign, or of any firm, individual, syndicate or body politic in which, or of whom, or in the business, financing or welfare of which, or of whom, this corporation may have an interest, insofar and to the extent that such guaranty may be permitted by law.

14. Generally to carry on and undertake any other lawful business of the same general nature, whether as principal or agent, which may from time to time seem to the directors of this corporation capable of being conveniently carried on in connection with the above objects, or calculated directly or indirectly to render valuable or enhance the value of any of the corporation’s properties, privileges or rights.

15. Generally to perform any and all acts connected with, arising from or incidental to the business to be carried on by the corporation, and to do all acts necessary and proper for the purposes of its business.

16. To the same extent and as fully as natural persons lawfully might or could do, to exercise all rights, powers and privileges and to do all and every lawful thing and to enter into, make and perform contracts of every kind, without limitation as to amount, necessary, suitable or convenient and proper for the accomplishment of any of the purposes or the performance of any of the objects hereinbefore enumerated, or incidental to any of the powers hereinbefore enumerated, or which shall at any time appear conducive to or expedient for the protection or benefit of the corporation.

17. In general to carry on any lawful business whether mercantile, manufacturing, mechanical, commercial, trading or otherwise, not forbidden by the laws of the State of Delaware, and to have and exercise all the rights, powers and privileges now or hereafter conferred upon corporations of this character by the laws of Delaware.

18. The business or purpose of the corporation is from time to time to do any one or more of the acts and things hereinabove set forth, and it shall have power to conduct and carry on its said business, or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the State of Delaware, and in the various other states, territories, colonies and dependencies of the United States, in the District of Columbia, and in all or any foreign countries.

19. The enumeration herein of the objects and purposes of this corporation shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects or purposes which this corporation is empowered to exercise, whether expressly by force of the laws of the State of Delaware now or hereafter in effect or impliedly by the reasonable construction of the said laws.

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is two million five hundred thousand (2,500,000) and the par value thereof shall be fifty cents ($.50) per share.

FIFTH: The names and place of residence of each of the incorporators is as follows:

Name	Residence
CHARLES N. CALDWELL	160 Broadway, New York 38, N. V.
HARRY B. DAVIS	160 Broadway, New York 38, N. Y.
DANIEL A. BALDO	160 Broadway, New York 38, N. Y.

SIXTH: The minimum amount of capital with which the corporation will commence business is One Thousand ($1,000) Dollars.

SEVENTH: The corporation is to have perpetual existence.

EIGHTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

NINTH: No holder of any stock of the corporation shall be entitled as such, as a matter of right, to subscribe for or purchase shares of any class or series, whether now or hereafter authorized and whether issued for cash, property, services or otherwise, or to purchase or subscribe for securities convertible into or exchangeable for stock of the corporation or any warrants or rights or options entitling the holder thereof to subscribe for or purchase stock, except such rights of subscription or purchase, if any, at such price or prices and upon such terms and conditions as the Board of Directors, in its uncontrolled discretion, may from time to time determine.

Common Stock now or hereafter authorized may be issued or agreed to be issued from time to time for such amount or amounts of consideration not less than the par value thereof as may be fixed from time to lime by the Board of Directors. The Board of Directors in its discretion may fix different amounts and/or kinds of consideration for the issuance of Common Stock, whether issued at the same or different times; and any and all Common Stock so issued, the consideration for which, as fixed by the Board of Directors, has been paid or delivered, shall be fully paid and non-assessable.

TENTH: Each person who is, has been or hereafter becomes a director or officer of the corporation, or who is, has been or hereafter becomes a director or officer of another corporation in which this corporation owns shares of capital stock or of which it is a creditor, which be served as such at the request of the corporation, and the estate of each such person, shall be indemnified against expenses actually and necessarily incurred in connection with the defense of any action, suit, or proceeding in which they, or any of them, are made parties, or a party, by reason of being or having been directors or officers or a director or officer of the corporation, or of such other corporation, except in relation to matters as to which any such director or officer or former director or officer or person shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty. The right of indemnification shall also include indemnification for the reasonable cost of a settlement made with a view to avoiding costs of litigation. The determination of the amount payable by way of indemnification shall be made either by the court in such litigation or by the vote of a majority of the entire Board of Directors but the director or directors to be indemnified shall not vote thereon. In the event that the determination of an amount payable by way of indemnity is by the Board of Directors or in any manner otherwise than pursuant to court order, the corporation shall, within eighteen months from the date or payment, mail to its stockholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts of the payments, and the final disposition of the litigation. The corporation shall have the right to intervene in and defend all such actions, suits or proceedings brought against any person or former director or officer of the corporation. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

ELEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of this corporation, and for further definition, limitation and regulation of the powers of this corporation and of its directors and stockholders:

1. The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws, but shall not be less than three. Election of directors need not be by ballot unless the by-laws so provide.

2. The Board of Directors is expressly authorized:

(a) To make, alter, amend and rescind the By-Laws of this corporation, to authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation and to set apart out of any funds from the corporation available for dividends, a reserve or reserves for any proper purposes and to abolish any such reserve in the manner in which it was created.

(b) By resolution or resolutions passed by a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided in said resolution or resolutions or in the by-laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

(c) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchise, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient and for the best interests of the corporation.

3. Both stockholders and directors shall have power, if the by-laws so provide, to hold their meetings either within or without the State of Delaware, to have one or more offices in addition to the principal office in Delaware and to keep the books of this corporation (subject to the provisions of the statute) outside of the State of Delaware at such places as may from time to time be designated by them.

4. No contract or other transaction between this corporation and any other firm or corporation shall be affected or invalidated by the fact that any one or more of the directors of this corporation is or are interested in, or is a member, director or officer, or are members, directors or officers, of such firm or corporation, and any director or directors individually or jointly may be a party or parties to or may be interested in any contract or transaction of this corporation or in which this corporation is interested; and no contract, act or transaction of this corporation with any person or persons, firms or corporations, shall be affected or invalidated by the fact that any director or directors of this corporation is a party to or are parties to or interested in such contract, act or transaction, or in any way connected with such person or persons, firms, corporation or association, and each and every person who may become a director of this corporation is hereby relieved from any liability that might otherwise exist, from contracting with this corporation for the benefit of himself or any firm, association or corporation in which he may be in any wise interested.

TWELFTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or in the application of any receiver or receivers appointed for this corporation under the provisions of Section 3883 of the Revised Code of 1915 of said State, or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 43 of the General Corporation Law of the State of Delaware, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

THIRTEENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon officers, directors and stockholders herein are granted subject to this reservation.

Signed and attested to on May 24, 1977

/s/ Martin Rosengarten Martin Rosengarten, President

/s/ Howard B. Weinreich Howard B. Weinreich, Secretary

STATE OF NEW YORK	)
: s.s.:
COUNTY OF BRONX	)

BE IT REMEMBERED that, on May 24, 1977 before me, a Notary Public duly authorized by law to take acknowledgement of deeds, personally came Martin Rosengarten, President of Shopwell, Inc. who duly signed the foregoing instrument before me and acknowledged that such signing is his act and deed, that such instrument as executed is the act and deed of said corporation, and that the facts stated therein are true.

GIVEN under my hand on May 24, 1977.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/05/1999
991003885 – 0452728

CERTIFICATE OF MERGER

OF

VIVIOLA LAND CORP., INC.

(a New Jersey corporation)

AND

SHOPWELL, INC.

(a Delaware corporation)

It is hereby certified that:

1. The constituent business corporations participating in the merger herein certified are:

(i)	Viviola Land Corp., Inc. (“Viviola”), which is incorporated under the laws of the State of New Jersey; and

(ii)	Shopwell, Inc. (“Shopwell”), which is incorporated under the laws of the State of Delaware.

2. The Agreement and Plan of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of Section 252 of the Delaware General Corporation Law, and in accordance with Section 14A:10-7 of the New Jersey Business Corporation Act.

3. The name of the surviving corporation in the merger herein certified is Shopwell, which will continue its existence as said surviving corporation under its present name upon the effective date of said merger pursuant to the provisions of the Delaware General Corporation Law.

4. Upon effectiveness of the merger, Viviola shall be merged with and into Shopwell, the separate existence of Viviola shall cease and Shopwell shall continue as the surviving corporation under the name Shopwell, Inc. Shopwell shall succeed to and possess all the rights, privileges, powers and franchises and be subject to all of the debts, liabilities and duties of Viviola.

5. The current certificate of incorporation of Shopwell shall be the certificate of incorporation of the surviving corporation.

6. The executed Agreement and Plan of Merger between the constituent corporations is on file at the principal place of business of the surviving corporation, the address of which is 2 Paragon Drive, Montvale, New Jersey 07645.

7. A copy of the aforesaid Agreement and Plan of Merger will be furnished by the surviving corporation, on request, and without cost, to any stockholder of each of the constituent corporations.

8. The authorized capital stock of Viviola consists of 100 shares of Common Stock of a par value of $1.00 each.

Executed on this 28th day of December, 1998.

SHOPWELL, INC.

By:	/s/ Michael J. Larkin
Name: Michael J. Larkin Title: President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 01/09/2003
030016528 – 0452728

CERTIFICATE OF CHANGE

OF

REGISTERED OFFICE/AGENT

OF

SHOPWELL, INC.

SHOPWELL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: The name of the corporation is: SHOPWELL, INC.

TWO:	That a meeting of the Board of Directors of SHOPWELL, INC., said change was duly adopted in accordance with the provisions of Sections 133 and 102 of the General Corporation Law of the State of Delaware, resolutions were duly adopted setting forth a proposed change of the Certificate of Incorporation of said corporation, declaring said change to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed change is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be change by changing the present registered agent/office by changing article TWO as follows:

From

TWO: Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Ste 400, Wilmington, DE 19808 and its registered agent at such address is: United States Corporation Company.

To

TWO: Its registered office in the State of Delaware is to be located at: 15 East North Street, in the City of Dover, County of Kent, DE 19901 and its registered agent at such address is: XL CORPORATE SERVICES, INC.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed by Jose Mojica its President 18th day of December, 2002

By:	JOSE MOJICA
Jose Mojica
President

State of Delaware – Division of Corporations

DOCUMENT FILING SHEET

FAX

Priority 1 (One hr)	Priority 2 (Two Hr.)	Priority 3 (Same Day)	Priority 4 (24 Hour)	Priority 5 (Must Approval)	Priority 6 (Reg. Approval)	Priority 7 (Reg. Work)

DATE SUBMITTED	8-4-03
REQUESTOR NAME	INCORPORATING SERVICES, LTD.	FILE DATE 8-4-03
ADDRESS	15 E NORTH STREET	FILE TIME _____________
DOVER, DE 19901
ATTN.	EDIE DOWNES
PHONE	678 – 0855
NAME of COMPANY/ENTITY	Shopwell, INC.
“Please See Comments Below”

030507056	0452728	9008413
SRV NUMBER	FILE NUMBER	FILER’S NUMBER	RESERVATION NO.

TYPE OF DOCUMENT	Merger	DOCUMENT CODE	0250

CHANGE of NAME _________________	CHANGE of AGENT/OFFICE __________	CHANGE OF STOCK ____________

CORPORATIONS			METHOD of RETURN
FRANCHISE TAX	$_____
FILING FEE TAX	$_____	_____	MESSENGER/PICKUP
RECEIVING & INDEXING	$_____	_____	FED. EXPRESS Acct.# _____
CERTIFIED COPIES NO. 1	$_____	_____	REGULAR MAIL
SPECIAL SERVICES	$_____	_____	FAX No. _____
KENT COUNTY RECORDER	$_____	_____	OTHER _____
NEW CASTLE COUNTY RECORDER	$_____
SUSSEX COUNTY RECORDER	$_____		COMMENTS/FILING INSTRUCTIONS
TOTAL	$_____		3688861 – Associated Group Grocers, Inc.
3688864 – London Terrace Supermarket, Inc.
3688867 – Payless Grocery Corp.
3688868 – Shopmore, Inc.
3688869 – Shopwell International, LTD.
3688871 – Shopwell Realties, Inc.
3688873 – Shopwell’s Pharmacy, Inc.
3688874 – Shopwell’s Value Center, Inc.

CREDIT CARD CHARGES
You have my authorization to charge my credit card for this service:
Exp. Date

Signature	Printed Name

AGENT USE ONLY	INSTRUCTIONS

1.   Fully shade in the required Priority square using a dark pencil or marker, staying within the square.

2.   Each request must be submitted as a separate item, with its own Filing sheet as the FIRST PAGE.

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:15 PM 08/04/2003
FILED 01:02 PM 08/04/2003
SRV 030507056 –0452728 FILE

CERTIFICATE OF MERGER

(Under Section 252-c)

OF

ASSOCIATED GROUP GROCERS, INC.

(a New York corporation)

LONDON TERRACE SUPERMARKET, INC.

(a New York corporation)

PAY LESS GROCERY CORP.

(a New York corporation)

SHOPMORE, INC.

(a New York corporation)

SHOPWELL INTERNATIONAL, LTD.

(a New York corporation)

SHOPWELL REALTIES, INC.

(a New York corporation)

SHOPWELL’S PHARMACY, INC.

(a New York corporation)

SHOPWELL’S VALUE CENTER, INC.

(a New York corporation)

and

SHOPWELL, INC.

(a Delaware corporation)

INTO

SHOPWELL, INC.

(a Delaware corporation)

1.	The name and state of each of the constituent corporations is as follows:

Name	State of Incorporation
ASSOCIATED GROUP GROCERS, INC.	(a New York corporation)
LONDON TERRACE SUPERMARKET, INC.	(a New York corporation)
PAY LESS GROCERY CORP.	(a New York corporation)
SHOPMORE, INC.	(a New York corporation)
SHOPWELL INTERNATIONAL, LTD.	(a New York corporation)
SHOPWELL REALTIES, INC.	(a New York corporation)
SHOPWELL’S PHARMACY, INC.	(a New York corporation)
SHOPWELL’S VALUE CENTER, INC.	(a New York corporation)
SHOPWELL, INC.	(a Delaware corporation)

2.	An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with subsection 252-c.

3.	The surviving corporation is SHOPWELL, INC., a Delaware corporation.

4.	The certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

5.	The executed agreement of merger is on file at the principal place of business of the surviving corporation, and the address thereof is: 2 Paragon Drive, Montvale, NJ 07645

6.	A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7.	The number of shares the merged New York corporations are authorized to issue are as follows

ASSOCIATED GROUP GROCERS, INC.	200	common
LONDON TERRACE SUPERMARKET, INC.	200	common
PAY LESS GROCERY CORP.	200	common
SHOPMORE, INC.	100	common
SHOPWELL INTERNATIONAL, LTD.	200	common
SHOPWELL REALTIES, INC.	20,000	common
SHOPWELL’S PHARMACY, INC.	200	common
SHOPWELL’S VALUE CENTER, INC.	200	common

IN WITNESS WHEREOF,    The corporations listed below, have caused this certificate to be signed by William P. Constantini, Senior Vice President of all this 28th day of July, 2003.

ASSOCIATED GROUP GROCERS, INC.

LONDON TERRACE SUPERMARKET, INC.

PAY LESS GROCERY CORP.

SHOPMORE, INC.

SHOPWELL INTERNATIONAL, LTD.

SHOPWELL REALTIES, INC.

SHOPWELL’S PHARMACY, INC.

SHOPWELL’S VALUE CENTER, INC.

SHOPWELL, INC.

/s/ William P. Costantini William P. Costantini Senior Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:40 PM 09/11/2003
FILED 12:40 PM 09/11/2003
SRV 030586327 – 0452728 FILE

CORRECTED CERTIFICATE

OF

CERTIFICATE OF MERGER

(Under Section 103F)

OF

ASSOCIATED GROUP GROCERS, INC.

(a New York corporation)

LONDON TERRACE SUPERMARKET, INC.

(a New York corporation)

PAY LESS GROCERY CORP.

(a New York corporation)

SHOPMORE, INC.

(a New York corporation)

SHOPWELL INTERNATIONAL, LTD.

(a New York corporation)

SHOPWELL REALTIES, INC.

(a New York corporation)

SHOPWELL’S PHARMACY, INC.

(a New York corporation)

SHOPWELL’S VALUE CENTER, INC.

(a New York corporation)

and

SHOPWELL, INC.

(a Delaware corporation)

INTO

SHOPWELL, INC.

(a Delaware corporation)

A. This corrected certificate of certificate of merger which corrects the merger filed on 8/04/2003 is filed in other to remove the incorrectly named company ASSOCIATED GROUP GROCERS, INC. (a New York corporation) and to insert in it’s place Freshtown, Inc. (a New York corporation)

B. The corrected certificate shall in it’s entirety read as follows:

CORRECTED CERTIFICATE

OF

CERTIFICATE OF MERGER

(Under Section 252-c)

OF

FRESHTOWN, INC.

(a New York corporation)

LONDON TERRACE SUPERMARKET, INC.

(a New York corporation)

PAY LESS GROCERY CORP.

(a New York corporation)

SHOPMORE, INC.

(a New York corporation)

SHOPWELL INTERNATIONAL, LTD.

(a New York corporation)

SHOPWELL REALTIES, INC.

(a New York corporation)

SHOPWELL’S PHARMACY, INC.

(a New York corporation)

SHOPWELL’S VALUE CENTER, INC.

(a New York corporation)

and

SHOPWELL, INC.

(a Delaware corporation)

INTO

SHOPWELL, INC.

(a Delaware corporation)

1.	The name and state of each of the constituent corporations is as follows:

Name	State of Incorporation
FRESHTOWN, INC.	(a New York corporation)
LONDON TERRACE SUPERMARKET, INC.	(a New York corporation)
PAY LESS GROCERY CORP.	(a New York corporation)
SHOPMORE, INC.	(a New York corporation)
SHOPWELL INTERNATIONAL, LTD.	(a New York corporation)
SHOPWELL REALTIES, INC.	(a New York corporation)
SHOPWELL’S PHARMACY, INC.	(a New York corporation)
SHOPWELL’S VALUE CENTER, INC.	(a New York corporation)
SHOPWELL, INC.	(a Delaware corporation)

2.	An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with subsection 252-c.

3.	The surviving corporation is SHOPWELL, INC., a Delaware corporation.

4.	The certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

5.	The executed agreement of merger is on file at the principal place of business of the surviving corporation, and the address thereof is: 2 Paragon Drive, Montvale, NJ 07645

6.	A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7.	The number of shares the merged New York corporations arc authorized to issue are as follows

FRESHTOWN, INC.	100	common
LONDON TERRACE SUPERMARKET, INC.	200	common
PAY LESS GROCERY CORP.	200	common
SHOPMORE, INC.	100	common
SHOPWELL INTERNATIONAL, LTD.	200	common
SHOPWELL REALTIES, INC.	20,000	common
SHOPWELL’S PHARMACY, INC.	200	common
SHOPWELL’S VALUE CENTER, INC.	200	common

IN WITNESS WHEREOF,      SHOPWELL, INC., has caused this certificate to be signed by William P. Costantini, Senior Vice President this 11th day of Sept.     , 2003.

SHOPWELL, INC

/s/ William P. Costantini
William P. Costantini Senior Vice President

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:37 AM 10/23/2003
FILED 11:15 AM 10/23/2003
SRV 030680889 – 0452728 FILE

CERTIFICATE OF MERGER

(Under Section 252-c)

D.C.D. LEASING CORP.

(a New York corporation)

INTO

SHOPWELL, INC.

(a Delaware corporation)

1.	The name and state of each of the constituent corporations is as follows:

Name	State of Incorporation
D.C.D. LEASING CORP.	(a New York corporation)
SHOPWELL, INC.	(a Delaware corporation)

2.	An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with subsection 252-c.

3.	The surviving corporation is SHOPWELL, INC., a Delaware corporation.

4.	The certificate of incorporation of the surviving corporation shall be its certificate of incorporation.

5.	The executed agreement of merger is on file at the principal place of business of the surviving corporation, and the address thereof is: 2 Paragon Drive, Montvale, NJ 07645

6.	A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

7.	The number of shares the merged New York corporation is authorized to issue is 200 common shares.

IN WITNESS WHEREOF, SHOPWELL, INC., has caused this certificate to be signed by William P. Costantini, Senior Vice President this 14th day of October, 2003.

/s/ William P. Costantini
William P. Costantini Senior Vice President